UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

July 18, 2005

OSI SYSTEMS, INC.

(EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)

CALIFORNIA	000-23125	330238801
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

12525 Chadron Avenue, Hawthorne, CA	90250
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 978-0516

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amended and Restated Employment Agreement with Deepak Chopra

On July 18, 2005, OSI Systems, Inc. (the “Company”) entered into an Amended and Restated Employment Agreement (the “Agreement”) with its President and Chief Executive Officer, Deepak Chopra. Unless the Agreement is terminated earlier in accordance with its terms, the Company will employ Mr. Chopra until the later of (i) the fifth anniversary of the date of the Agreement, or (ii) the close of business three (3) years following the date that either party notifies the other in writing that the notifying party elects to end the term of the Agreement.

Pursuant to the terms of the Agreement, Mr. Chopra will receive an annual base salary of $950,000 and will be eligible to participate in a year end bonus pool for management, if such bonus pool is established. In addition, the Agreement provides that the Compensation Committee may grant options to purchase shares of the Company’s common stock to Mr. Chopra in each of the fiscal years he is employed by the Company.

The Agreement may be terminated for “cause” or due to Mr. Chopra’s death or disability. In addition, Mr. Chopra may resign from the Company for “good reason” as defined in the Agreement. If Mr. Chopra is terminated by the Company other than for “cause” or death or disability, or resigns from the Company for “good reason,” he will receive continued payment of base salary for three (3) years from the date of such termination of resignation from the Company, bonus and certain accelerated vesting of options.

The Agreement also contains certain restrictive covenants and other prohibitions that preclude Mr. Chopra from competing with the Company or soliciting its employees or customers following termination. The foregoing description of the Agreement is qualified in its entirety by reference to the provisions of the Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K.

Amendment to Employment Agreement with Anuj Wadhawan

The Company and Anuj Wadhawan, the Company’s Chief Financial Officer, are parties to an Employment Agreement dated June 1, 2003. On July 18, 2005, the parties amended the Employment Agreement to extend the term of the agreement until June 1, 2007. A copy of the amendment to the Employment Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Amendment to Employment Agreement with Victor Sze

The Company and Victor Sze, the General Counsel, Vice President of Corporate Affairs and Secretary of the Company, are parties to an Employment Agreement dated July 1, 2003. On July 18, 2005, the parties amended the Employment Agreement to extend the term of the agreement until July 1, 2007. A copy of the amendment to the Employment Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

10.1	Amended and Restated Employment Agreement by and between OSI Systems, Inc. and Deepak Chopra, dated July 18, 2005.

10.2	Amended to Employment Agreement by and between OSI Systems, Inc. and Anuj Wadhawan, dated July 18, 2005.

10.3	Amended to Employment Agreement by and between OSI Systems, Inc. and Victor Sze, dated July 18, 2005.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSI SYSTEMS, INC.

Date: July 20, 2005
	By:	/s/ Victor Sze
Vice President and Secretary

EXHIBIT INDEX

No.	Description
10.1	Amended and Restated Employment Agreement by and between OSI Systems, Inc. and Deepak Chopra, dated July 18, 2005.

10.2	Amended to Employment Agreement by and between OSI Systems, Inc. and Anuj Wadhawan, dated July 18, 2005.

10.3	Amended to Employment Agreement by and between OSI Systems, Inc. and Victor Sze, dated July 18, 2005.